Exhibit 99.1

BLACKROCK ANNOUNCES EXPECTED CLOSING DATE FOR ACQUISITION OF GLOBAL INFRASTRUCTURE PARTNERS

NEW YORK, September 13, 2024 – BlackRock, Inc. (NYSE: BLK) (“BlackRock”) today announced that it expects to close its previously announced acquisition of Global Infrastructure Partners (“GIP”) on October 1, 2024, subject to regulatory approvals and other customary closing conditions (the “GIP Transaction”).

Pursuant to the transaction agreement executed with respect to the GIP Transaction, BlackRock will acquire GIP by first effecting a merger in accordance with Section 251(g) of the Delaware General Corporation Law. A direct wholly-owned subsidiary of BlackRock Funding, Inc. (“New BlackRock”), which is a wholly-owned subsidiary of BlackRock, will merge with and into BlackRock, with BlackRock surviving the merger as a direct wholly-owned subsidiary of New BlackRock. Existing shares of BlackRock common stock will be automatically converted, on a one-for-one basis, into shares of common stock of New BlackRock, which will become the publicly listed company with the name “BlackRock, Inc.” and will acquire all of the issued and outstanding limited liability company interest of GIP. New BlackRock will retain the ticker symbol “BLK,” and trading will continue uninterrupted on the New York Stock Exchange (the “NYSE”). The Board and the executive officers of BlackRock will continue in their same roles at New BlackRock following the merger.

In connection with the closing of the GIP Transaction, BlackRock has also notified the NYSE of its intention to voluntarily delist from the NYSE and deregister its Euro-denominated 1.250% Notes due 2025 (the “2025 Notes”). BlackRock’s decision to withdraw the 2025 Notes from listing on the NYSE and registration under the Securities Exchange Act of 1934 (the “Exchange Act”) was based on its decision to make BlackRock a wholly-owned subsidiary of New BlackRock and to delist BlackRock’s common stock from the NYSE and withdraw registration of BlackRock’s common stock under the Exchange Act. The 2025 Notes will remain outstanding and BlackRock has applied for admission of the 2025 Notes to the Official List of The International Stock Exchange (TISE) to be effective following the closing of the GIP Transaction.

To delist the 2025 Notes from the NYSE, BlackRock will file a Notification of Removal from Listing on Form 25 relating to the delisting on or about September 23, 2024 (the “Form 25”) with the Securities and Exchange Commission (the “SEC”). The delisting will be effective on the 10th day following filing of the Form 25, and the 2025 Notes will no longer trade on the NYSE effective on such date. BlackRock reserves the right to delay the filing of the Form 25 for any reason, including, without limitation, in the event that the GIP Transaction is delayed or is not completed for any reason.

About BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable.

Special Note Regarding Forward-Looking Statements

This press release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations, including the anticipated timing and consummation of the GIP Transaction and the listing of the 2025 Notes. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and may contain information that is not purely historical in nature. Such information may include, among other things, projections and forecasts. There is no guarantee that any forecasts made will come to pass. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its SEC reports. These risk factors and those identified elsewhere in this press release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of future acquisitions or divestitures, including the GIP Transaction and BlackRock’s proposed acquisition of Preqin Holding Limited (together with the GIP Transaction, the “Transactions”); (7) BlackRock’s ability to integrate acquired businesses successfully, including the Transactions; (8) risks related to the Transactions, including the expected closing dates of the Transactions, the possibility that one or both of the Transactions do not close, including, but not limited to, due to the failure to satisfy their respective closing conditions, the possibility that expected synergies and value creation from either of the Transactions will not be realized, or will not be realized within the expected time period, and impacts to business and operational relationships related to disruptions, from the Transactions; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (12) the failure to effectively manage the development and use of artificial intelligence; (13) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (14) the impact of legislative and regulatory actions and reforms, regulatory, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (15) changes in law and policy and uncertainty pending any such changes; (16) any failure to effectively manage conflicts of interest; (17) damage to BlackRock’s reputation; (18) increasing focus from stakeholders regarding environmental, social and governance matters; (19) geopolitical unrest, terrorist activities, civil or international hostilities, and other events outside BlackRock’s control, including wars, natural disasters and health crises, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (20) climate-related risks to BlackRock’s business, products, operations and clients; (21) the ability to attract, train and retain highly qualified and diverse professionals; (22) fluctuations in the carrying value of BlackRock’s economic investments; (23) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (24) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (25) the failure by key third-party providers of BlackRock to fulfill their obligations to BlackRock; (26) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (27) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (28) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (29) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions.

BlackRock’s Annual Report on Form 10–K and BlackRock’s subsequent filings with the SEC discuss these factors in more detail and identify additional factors that can affect forward-looking statements.

BlackRock Media Relations

Ed Sweeney

646-231-0268

Ed.Sweeney@BlackRock.com

BlackRock Investor Relations

Caroline Rodda

212-810-3442

Caroline.Rodda@BlackRock.com